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                                                                   EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of American Tire Distributors, Inc. (the "Company") on Form 10-Q for the period ending June 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William E. Berry, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Report:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ WILLIAM E. BERRY
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William E. Berry
Executive Vice President and
Chief Financial Officer
American Tire Distributors, Inc.
August 12, 2002